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                                                                   EXHIBIT 10.24

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment") is entered into effective as of the 7th day of October, 2005, among FreeSeas Inc., formerly known as Adventure Holdings S.A., a corporation formed under the laws of the Republic of the Marshall Islands (the "Borrower"), G. Bros S.A., a corporation formed under the laws of the Republic of the Marshall Islands ("G. Bros"), and V Capital S.A., a corporation formed under the laws of the Republic of the Marshall Islands ("V Capital"; G. Bros and V Capital are collectively referred to herein as the "Lenders").

         WHEREAS, the Lenders and the Borrower have entered into a Loan Agreement dated August 2, 2004 (the "Loan Agreement"), whereby the Lenders have provided to the Borrower an interest-free loan in the principal amount of US$1,579,447.03 (the "Loan") in connection with the acquisition of the M/V "Free Destiny";

         WHEREAS, the Lenders and the Borrowers entered into a First Amendment to Loan Agreement effective as of April 25, 2005, whereby the repayment terms of the Loan were modified; and

         WHEREAS, the Lenders and the Borrower wish to again modify the repayment terms of the Loan, as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements and covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed and do agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined in this Amendment shall have the meanings as set forth in the Loan Agreement.

         2. MODIFICATION OF REPAYMENT TERMS. Section 1.2 of the Loan Agreement shall be amended in its entirety to read as follows:

         "The outstanding principal balance of the Loan shall be repayable in eight equal quarterly installments of US$125,000 each in the years 2006 and 2007, with a balloon payment due on January 1, 2008 of the principal balance then remaining outstanding; provided, however, if the merger transaction (the "Merger") contemplated by the Agreement and Plan of Merger dated March 24, 2005, as amended on July 19, 2005 and September 30, 2005 among the Borrower, the Lenders, the beneficial owners of the Lenders, and Trinity Partners Acquisition Company Inc. is completed and, following the closing of the Merger, the Borrower raises additional capital of at least US$12,500,000 (whether by the sale of new shares of capital stock or other securities that constitute equity of the Borrower, the exercise of warrants or options, or otherwise), then the outstanding principal balance of the Loan shall become immediately due and payable."

         3. NO FURTHER MODIFICATIONS. Except as expressly set forth in this Amendment, the Loan Agreement shall be unmodified and remain in full force and effect.

         4. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with the laws of England.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the date first written above.

                                        BORROWER:

                                        FreeSeas Inc., formerly known as
                                        Adventure Holdings S.A.


                                        By: /s/ George D. Gourdomichalis
                                            -----------------------------------
                                             Name: George D. Gourdomichalis
                                             Title: President

                                        LENDERS:

                                        G. Bros S.A.


                                        By: /s/ George D. Gourdomichalis
                                            -----------------------------------
                                             Name: George D. Gourdomichalis
                                             Title: President

                                        V Capital S.A.


                                        By: /s/ Ion Varouxakis
                                            -----------------------------------
                                             Name: Ion Varouxakis
                                             Title: President



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